UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2025

OPTICAL CABLE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	000-27022	54-1237042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5290 Concourse Drive Roanoke, VA	24019
(Address of principal executive offices)	(Zip Code)

(540) 265-0690
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, no par value	OCC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12B-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.	2

Signatures	4

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 25, 2025, Optical Cable Corporation (“OCC” or the “Company”) held its annual meeting of shareholders at Green Ridge Recreation Center, 7415 Wood Haven Road, Roanoke, Virginia for the purposes of (1) electing five directors from the slate of directors nominated in accordance with OCC’s bylaws to serve until the next annual meeting of shareholders, (2) approving the Second Amendment to the Optical Cable Corporation 2017 Stock Incentive Plan, as amended (“2017 Plan”) to authorize an additional 350,000 new Common Shares of the Company for issuance under the 2017 Plan, (3) ratifying the appointment of Crowe LLP as the independent registered public accounting firm for OCC, (4) approving, on a non-binding advisory basis, the compensation of the Company’s named executive officers, and (5) voting, on a non-binding advisory basis, on the frequency of future advisory votes on named executive officer compensation.

1. Election of Directors. Each of the following directors were elected to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. The vote regarding such directors was as follows:

Directors	Common Share Votes For	Common Share Votes Withheld
Neil D. Wilkin, Jr.	3,963,200	492,506
Randall H. Frazier	3,838,965	616,741
John M. Holland	3,930,042	525,664
John A. Nygren	3,952,919	502,787
Craig H. Weber	3,899,738	555,968

2. Approval of the Second Amendment (the “Second Amendment”) to the Optical Cable Corporation 2017 Stock Incentive Plan, as amended (“2017 Plan”) to authorize an additional 350,000 Common Shares of the Company for issuance under the 2017 Plan. The Second Amendment was approved and 350,000 Common Shares of the Company were authorized for issuance under the 2017 Plan. The vote regarding the approval and authorization was as follows:

Number of Common Share Votes For	3,955,383
Number of Common Share Votes Against	356,384
Number of Common Share Votes Abstain	143,939
Number of Common Share Broker Non-Votes	1,086,612

3. Ratification of Crowe LLP. Crowe LLP was ratified as the independent registered public accounting firm for OCC. The vote regarding the ratification was as follows:

Number of Common Share Votes For	5,472,758
Number of Common Share Votes Against	2,140
Number of Common Share Votes Abstain	67,420

4. Approval, on a non-binding advisory basis, of the compensation to the Company’s named executive officers. The compensation of the Company’s named executive officers was approved on a non-binding advisory basis. The vote regarding the approval was as follows:

Number of Common Share Votes For	4,067,585
Number of Common Share Votes Against	343,931
Number of Common Share Votes Abstain	44,190
Number of Common Share Broker Non-Votes	1,086,612

5. Voting, on a non-binding advisory basis, on the frequency of future advisory votes on named executive officer compensation. The frequency of voting once every year on named executive compensation was approved on a non-binding advisory basis. The vote regarding the frequency was as follows:

Number of Common Share Votes For Once Every Year	2,825,633
Number of Common Share Votes For Once Every Two Years	59,185
Number of Common Share Votes For Once Every Three Years	1,550,656
Number of Common Share Votes Abstain	20,232
Number of Common Share Broker Non-Votes	1,086,612

No other matters were voted upon at the annual meeting of shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTICAL CABLE CORPORATION

By:	/s/ TRACY G. SMITH
Name:	Tracy G. Smith
Title:	Senior Vice President and Chief Financial Officer

Dated: March 26, 2025

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